EXHIBIT 28(h) 34 UNDER FORM N-1A

EXHIBIT 10 UNDER ITEM 601/REG. S-K

Agreement for Administrative Services

EXHIBIT 1

This contract is for federated funds only.

(revised as of 9/1/15)

CONTRACT

DATE	INVESTMENT COMPANY
11/1/03	Cash Trust Series, Inc.
11/1/03	Federated Government Cash Series
11/1/03	Federated Municipal Cash Series
11/1/03	Federated Prime Cash Series
11/1/03	Federated Treasury Cash Series
11/1/03	Edward Jones Money Market Fund
11/1/03		Investment Shares
11/1/03		Retirement Shares
11/1/03	Federated Adjustable Rate Securities Fund
11/1/03		Institutional Shares
11/1/03		Service Shares
11/1/03	Federated Core Trust
9/1/10	Federated Bank Loan Core Fund
11/1/03	Federated Mortgage Core Portfolio
11/1/03	High-Yield Bond Portfolio
3/1/08	Federated Core Trust III
Federated Project and Trade Finance Core Fund
9/1/07	Federated Enhanced Treasury Income Fund
(limited purpose of Administrative Services)
9/1/07		Common Shares
11/1/03	Federated Equity Funds
11/1/03	Federated Absolute Return Fund
11/1/03		Class A Shares
11/1/03		Class B Shares
11/1/03		Class C Shares
6/1/07		Institutional Shares
12/1/08	Federated Clover Small Value Fund
12/1/08		Class A Shares
12/1/08		Class C Shares
12/1/08		Institutional Shares
12/29/10		Class R Shares
12/1/08	Federated Clover Value Fund
12/1/08		Class A Shares
12/1/08		Class B Shares
12/1/08		Class C Shares
12/1/08		Class R Shares
12/1/08		Institutional Shares

9/1/10	Federated Emerging Markets Equity Fund
9/1/10		Class A Shares
9/1/10		Class C Shares
9/1/10		Institutional Shares
3/1/07	Federated InterContinental Fund
3/1/07		Class A Shares
3/1/07		Class B Shares
3/1/07		Class C Shares
3/1/07		Class R Shares
6/1/13		Class R6 Shares
3/1/07		Institutional Shares

3/1/08	Federated International Strategic Value Dividend Fund
3/1/08		Class A Shares
3/1/08		Class C Shares
3/1/08		Institutional Shares
11/1/03	Federated Kaufmann Fund
11/1/03		Class A Shares
11/1/03		Class B Shares
11/1/03		Class C Shares
11/1/03		Class R Shares
9/17/07	Federated Kaufmann Large Cap Fund
9/17/07		Class A Shares
9/17/07		Class C Shares
9/17/07		Class R Shares
12/30/13		Class R6 Shares
9/17/07		Institutional Shares
11/1/03	Federated Kaufmann Small Cap Fund
11/1/03		Class A Shares
11/1/03		Class B Shares
11/1/03		Class C Shares
9/1/05		Class R Shares
9/1/15		Institutional Shares
11/1/03	Federated MDT Mid Cap Growth Strategies Growth Fund
11/1/03		Class A Shares
11/1/03		Class B Shares
11/1/03		Class C Shares
9/1/06		Class R Shares
12/1/09		Institutional Shares
9/1/13	Federated Managed Risk Fund
9/1/13		Class A Shares
9/1/13		Institutional Shares
9/1/14	Federated Managed Volatility Fund
9/1/14		Class A Shares
9/1/14		Class C Shares
9/1/14		Institutional Shares
9/1/08	Federated Prudent Bear Fund
9/1/08		Class A Shares
9/1/08		Class C Shares
9/1/08		Institutional Shares
12/1/04	Federated Strategic Value Dividend Fund
12/1/04		Class A Shares
12/1/04		Class C Shares
3/1/05		Institutional Shares
11/1/03	Federated Equity Income Fund, Inc.
11/1/03		Class A Shares
11/1/03		Class B Shares
11/1/03		Class C Shares
11/1/03		Class F Shares
1/25/13		Class R Shares
3/1/12		Institutional Shares
11/1/03	Federated Fixed Income Securities, Inc.
11/1/03	Federated Strategic Income Fund
11/1/03		Class A Shares
11/1/03		Class B Shares
11/1/03		Class C Shares
11/1/03		Class F Shares
9/1/07		Institutional Shares

11/1/03	Federated Municipal Ultrashort Fund
11/1/03		Class A Shares
11/1/03		Institutional Shares
6/1/08	Federated Global Allocation Fund
6/1/08		Class A Shares
6/1/08		Class B Shares
6/1/08		Class C Shares
6/1/08		Class R Shares
3/1/09		Institutional Shares
11/1/03	Federated Government Income Securities, Inc.
11/1/03		Class A Shares
11/1/03		Class B Shares
11/1/03		Class C Shares
11/1/03		Class F Shares
11/1/03	Federated Government Income Trust
11/1/03		Institutional Shares
11/1/03		Service Shares
11/1/03	Federated High Income Bond Fund, Inc.
11/1/03		Class A Shares
11/1/03		Class B Shares
11/1/03		Class C Shares
11/1/03	Federated High Yield Trust
3/1/14		Class A Shares
3/1/14		Class C Shares
4/30/10		Service Shares
6/1/13		Institutional Shares
11/1/03	Federated Income Securities Trust
11/1/03	Federated Capital Income Fund
11/1/03		Class A Shares
11/1/03		Class B Shares
11/1/03		Class C Shares
11/1/03		Class F Shares
6/1/13		Class R Shares
3/1/12		Institutional Shares
9/1/10	Federated Floating Rate Strategic Income Fund
9/1/10		Class A Shares
9/1/10		Class C Shares
9/1/10		Institutional Shares
9/1/15	Federated Enhanced Treasury Income Fund
11/1/03	Federated Fund for U.S. Government Securities
11/1/03		Class A Shares
11/1/03		Class B Shares
11/1/03		Class C Shares
11/1/03	Federated Intermediate Corporate Bond Fund
11/1/03		Institutional Shares
11/1/03		Service Shares
11/1/03	Federated Muni and Stock Advantage Fund
11/1/03		Class A Shares
11/1/03		Class B Shares
11/1/03		Class C Shares
5/29/07		Class F Shares
12/1/10		Institutional Shares

9/1/08	Federated Prudent DollarBear Fund
9/1/08		Class A Shares
9/1/08		Class C Shares
9/1/08		Institutional Shares
12/1/05	Federated Real Return Bond Fund
12/1/05		Class A Shares
12/1/05		Class C Shares
12/1/05		Institutional Shares
11/1/03	Federated Short-Term Income Fund
12/1/03		Class A Shares
12/1/03		Class Y Shares
11/1/03		Institutional Shares
11/1/03		Service Shares
11/1/03	Federated Institutional Trust
11/1/03	Federated Government Ultrashort Duration Fund
11/1/03		Class A Shares
11/1/03		Institutional Shares
11/1/03		Service Shares
11/1/03	Federated Institutional High Yield Bond Fund
12/1/07		Institutional Shares
6/1/05	Federated Short-Intermediate Total Return Bond Fund
1/31/14		Class A Shares
1/31/14		Class R Shares
6/1/05		Institutional Shares
6/1/05		Service Shares
11/1/03	Federated Insurance Series
11/1/03	Federated Fund for U.S. Government Securities II
11/1/03	Federated High Income Bond Fund II
11/1/03		Primary Shares
11/1/03		Service Shares
11/1/03	Federated Kaufmann Fund II
11/1/03		Primary Shares
11/1/03		Service Shares
11/1/03	Federated Managed Tail Risk Fund II
11/1/03		Primary Shares
11/1/03		Service Shares
11/1/03	Federated Managed Volatility Fund II
11/1/03	Federated Prime Money Fund II
9/1/15		Primary Shares
9/1/15		Service Shares
11/1/03	Federated Quality Bond Fund II
11/1/03		Primary Shares
11/1/03		Service Shares

11/1/03	Federated International Series, Inc.
11/1/03	Federated International Bond Fund
11/1/03		Class A Shares
11/1/03		Class B Shares
11/1/03		Class C Shares
11/1/03	Federated Investment Series Funds, Inc.
11/1/03	Federated Bond Fund
11/1/03		Class A Shares
11/1/03		Class B Shares
11/1/03		Class C Shares
11/1/03		Class F Shares
9/1/07		Institutional Shares

12/1/05	Federated Managed Pool Series
12/1/05	Federated Corporate Bond Strategy Portfolio
12/1/05	Federated High-Yield Strategy Portfolio
12/1/05	Federated International Bond Strategy Portfolio
12/1/14	Federated International Dividend Strategy Portfolio
9/1/14	Federated Managed Volatility Strategy Portfolio
12/1/05	Federated Mortgage Strategy Portfolio

7/31/06	Federated MDT Series
7/31/06	Federated MDT All Cap Core Fund
7/31/06		Class A Shares
7/31/06		Class C Shares
9/1/06		Class R Shares
7/31/06		Institutional Shares
7/31/06	Federated MDT Balanced Fund
7/31/06		Class A Shares
7/31/06		Class C Shares
9/1/06		Class R Shares
7/31/06		Institutional Shares
7/31/06	Federated MDT Large Cap Growth Fund
7/31/06		Class A Shares
3/1/07		Class B Shares
7/31/06		Class C Shares
7/31/06		Institutional Shares
7/31/06	Federated MDT Small Cap Core Fund
7/31/06		Class A Shares
7/31/06		Class C Shares
7/31/06		Institutional Shares
7/31/06	Federated MDT Small Cap Growth Fund
7/31/06		Class A Shares
12/1/07		Class B Shares
7/31/06		Class C Shares
7/31/06		Institutional Shares
11/1/03	Federated MDT Stock Trust
1/29/10		Institutional Shares
1/29/10		Service Shares
3/1/14		Class A Shares
11/1/03	Federated Municipal Securities Fund, Inc.
11/1/03		Class A Shares
11/1/03		Class B Shares
11/1/03		Class C Shares
5/29/07		Class F Shares
11/1/03	Federated Municipal Securities Income Trust
11/1/03	Federated Michigan Intermediate Municipal Trust
12/1/04		Class A Shares
6/1/06	Federated Municipal High Yield Advantage Fund
6/1/06		Class A Shares
6/1/06		Class B Shares
6/1/06		Class C Shares
6/1/06		Class F Shares
6/1/13		Institutional Shares
11/1/03	Federated New York Municipal Income Fund
3/1/04		Class A Shares
11/1/03		Class B Shares

11/1/03	Federated Ohio Municipal Income Fund
9/1/08	Class A Shares
11/1/03	Class F Shares
11/1/03	Federated Pennsylvania Municipal Income Fund
11/1/03	Class A Shares
11/1/03	Class B Shares
11/1/03	Federated Premier Intermediate Municipal Income Fund
(limited purpose of Administrative Services)
11/1/03	Common Shares
Auction Market Preferred Shares
11/1/03	Federated Premier Municipal Income Fund
(limited purpose of Administrative Services)
11/1/03	Common Shares
Auction Market Preferred Shares
11/1/03	Federated Short-Intermediate Duration Municipal Trust
7/1/06	Class A Shares
11/1/03	Institutional Shares
11/1/03	Service Shares
11/1/03	Federated Total Return Government Bond Fund
11/1/03	Institutional Shares
11/1/03	Service Shares
11/1/03	Federated Total Return Series, Inc.
11/1/03	Federated Mortgage Fund
11/1/03	Institutional Shares
11/1/03	Service Shares
11/1/03	Federated Total Return Bond Fund
11/1/03	Class A Shares
11/1/03	Class B Shares
11/1/03	Class C Shares
11/1/03	Class R Shares
4/17/15	Class R6 Shares
11/1/03	Institutional Shares
11/1/03	Service Shares
11/1/03	Federated Ultrashort Bond Fund
11/1/03	Class A Shares
11/1/03	Institutional Shares
11/1/03	Service Shares
11/1/03	Federated U.S. Government Securities Fund: 1-3 Years
11/1/03	Class Y Shares
11/1/03	Institutional Shares
11/1/03	Service Shares
11/1/03	Federated U.S. Government Securities Fund: 2-5 Years
11/1/03	Class R Shares
11/1/03	Institutional Shares
11/1/03	Service Shares
11/1/03	Federated World Investment Series, Inc.
11/1/03	Federated Emerging Market Debt Fund
11/1/03	Class A Shares
11/1/03	Class B Shares
11/1/03	Class C Shares
3/1/12	Institutional Shares

11/1/03	Federated International Leaders Fund
11/1/03		Class A Shares
11/1/03		Class B Shares
11/1/03		Class C Shares
6/1/13		Class R Shares
6/1/13		Class R6 Shares
6/15/10		Institutional Shares
11/1/03	Federated International Small-Mid Company Fund
11/1/03		Class A Shares
11/1/03		Class B Shares
11/1/03		Class C Shares
3/1/08		Institutional Shares
11/1/03	Intermediate Municipal Trust
11/1/03	Federated Intermediate Municipal Trust
11/1/03		Class Y Shares
11/1/03		Institutional Shares
11/1/03	Money Market Obligations Trust
11/1/03	Federated Automated Cash Management Trust
11/1/03		Cash II Shares
9/1/06		Class R Shares
11/1/03		Service Shares
11/1/03	Federated Automated Government Cash Reserves
12/1/07		Service Shares
11/1/03	Federated California Municipal Cash Trust
12/1/04		Capital Shares
11/1/03		Cash II Shares
12/1/04		Cash Series Shares
11/1/03		Institutional Shares
6/1/15		Investment Shares
11/1/03		Service Shares
11/1/03	Federated Connecticut Municipal Cash Trust
12/1/04		Cash Series Shares
11/1/03		Service Shares
12/1/04	Federated Capital Reserves Fund
11/1/03	Federated Florida Municipal Cash Trust
11/1/03		Cash II Shares
12/1/04		Cash Series Shares
11/1/03		Institutional Shares
11/1/03	Federated Georgia Municipal Cash Trust
11/1/03	Federated Government Obligations Fund
12/1/04		Capital Shares
6/1/15		Cash II Shares
6/1/15		Cash Series Shares
11/1/03		Institutional Shares
12/1/14		Premier Shares
11/1/03		Service Shares
11/1/03		Trust Shares
11/1/03	Federated Government Obligations Tax Managed Fund
6/1/15		Automated Shares
11/1/03		Institutional Shares
11/1/03		Service Shares

12/1/04	Federated Government Reserves Fund
6/1/15		Class A Shares
6/1/15		Class B Shares
6/1/15		Class C Shares
6/1/15		Class F Shares
6/1/15		Class P Shares
11/1/03	Federated Liberty U.S. Government Money Market Trust
11/1/03		Class A Shares
11/1/03		Class B Shares
3/1/05		Class C Shares
3/1/05		Class F Shares
11/1/03	Federated Massachusetts Municipal Cash Trust
12/1/04		Cash Series Shares
11/1/03		Service Shares
11/1/03	Federated Master Trust
11/1/03	Federated Michigan Municipal Cash Trust
11/1/03		Institutional Shares
11/1/03		Service Shares
11/1/03	Federated Minnesota Municipal Cash Trust
11/1/03		Cash Series Shares
11/1/03		Institutional Shares
11/1/03	Federated Money Market Management
3/1/14		Capital Shares
9/1/07		Eagle Shares
9/1/07		Institutional Shares
3/1/14		Service Shares
12/1/04	Federated Municipal Trust
11/1/03	Federated Municipal Obligations Fund
11/1/03		Capital Shares
6/1/15		Cash II Shares
6/1/15		Cash Series Shares
11/1/03		Institutional Shares
6/1/15		Investment Shares
11/1/03		Service Shares
6/1/15		Trust Shares
11/1/03	Federated New Jersey Municipal Cash Trust
12/1/04		Cash Series Shares
11/1/03		Institutional Shares
11/1/03		Service Shares
11/1/03	Federated New York Municipal Cash Trust
11/1/03		Cash II Shares
12/1/04		Cash Series Shares
12/1/04		Institutional Shares
11/1/03		Service Shares
11/1/03	Federated North Carolina Municipal Cash Trust
11/1/03	Federated Ohio Municipal Cash Trust
11/1/03		Cash II Shares
11/1/03		Institutional Shares
11/1/03		Service Shares
11/1/03	Federated Pennsylvania Municipal Cash Trust
11/1/03		Cash Series Shares
11/1/03		Institutional Shares
11/1/03		Service Shares

11/1/03	Federated Prime Cash Obligations Fund
6/1/15		Automated Shares
11/1/03		Capital Shares
6/1/15		Cash II Shares
6/1/15		Cash Series Shares
6/1/15		Class R Shares
11/1/03		Institutional Shares
11/1/03		Service Shares
6/1/15		Trust Shares
11/1/03	Federated Prime Obligations Fund
6/13/14		Automated Shares
11/1/03		Institutional Shares
11/1/03		Service Shares
11/1/03		Trust Shares
6/25/12		Capital Shares
11/1/03	Federated Prime Value Obligations Fund
11/1/03		Capital Shares
11/1/03		Institutional Shares
11/1/03		Service Shares
11/1/03	Federated Tax-Free Obligations Fund
11/1/03		Institutional Shares
11/1/03		Service Shares
11/1/03	Federated Tax-Free Trust
11/1/03	Federated Treasury Obligations Fund
6/13/14		Automated Shares
11/1/03		Capital Shares
11/1/03		Institutional Shares
11/1/03		Service Shares
11/1/03		Trust Shares
11/1/03	Federated Trust for U.S. Treasury Obligations
6/1/15		Cash II Shares
6/1/15		Cash Series Shares
6/1/15		Institutional Shares
11/1/03	Federated U.S. Treasury Cash Reserves
11/1/03		Institutional Shares
11/1/03		Service Shares
11/1/03	Federated Virginia Municipal Cash Trust
12/1/04		Cash Series Shares
11/1/03		Institutional Shares
11/1/03		Service Shares
11/1/03	Tax-Free Money Market Fund
11/1/03		Investment Shares
11/1/03		Service Shares

EXHIBIT B

Funds Not Charged an Administrative Services Fee

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Enhanced Treasury Income Fund

Federated Bank Loan Core Fund

Federated Project and Trade Finance Core Fund

FIRST AMENDMENT to

AMENDED AND RESTATED

AGREEMENT FOR ADMINISTRATIVE SERVICES

between

FEDERATED ADMINISTRATIVE SERVICES

and

the INVESTMENT COMPANY

This First Amendment (the “Amendment”) to the Amended and Restated Agreement for Administrative Services (the “Agreement”) between each of the investment companies listed on Exhibit A thereto (collectively, the “Investment Company”) and Federated Administrative Services (“FAS”) is made and entered into as of the 1st day of March, 2013. Terms used in this Amendment shall have the same meaning given to them in the Agreement, unless defined otherwise herein.

WHEREAS, the Investment Company has entered into the Agreement with FAS; and

WHEREAS, the Investment Company and FAS wish to amend the Agreement on the terms and conditions set forth herein:

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the Investment Company and FAS agree as follows:

1.	Amendments to the Agreement.

(a) The Agreement is amended to add the following as subsection KK to the end of Article 2:

“KK. Provide the following administrative and compliance services with regard Commodity Futures Trading Commission (“CFTC”) Rule 4.5 (as may be amended from time to time): (i) monitor the Investment Company’s compliance with the rule; (ii) with respect to those Funds that are required under the rule to register as ‘commodity pools’ from time to time (the “Registered Funds”) prepare, file and maintain the Registered Funds’ registrations with the CFTC or applicable self-regulatory authority, as appropriate; (iii) with respect to those Funds that are subject to the rule but qualify for an exemption from registration as ‘commodity pools’, prepare, file and monitor the companies’ exemptive filings with the CFTC or applicable self-regulatory authority, as appropriate; (iv) in relation to the Registered Funds’ commodity pool status, prepare, file and maintain the Registered Funds advisers’ registrations as ‘commodity pool operators’ (“CPOs”) and prepare and file such reports as are required to be filed by the CPOs with the CFTC or applicable self-regulatory authority, as appropriate; and (v) any additional administrative and compliance services with regard to the Investment Company’s and CPOs’ CFTC Rule 4.5 activities, as directed by the Investment Company’s Chief Compliance Officer, from time to time (collectively, “CFTC Rule 4.5 Administrative Services”).”

(b) The Agreement is amended by updating Article 4 as marked below:

“FAS shall be responsible for expenses incurred in providing office space, equipment, and personnel as may be necessary or convenient to provide the Administrative Services, including CFTC Rule 4.5 Administrative Services, to the Investment Company, including the compensation of FAS employees who serve as trustees or directors or officers of the Investment Company. Each Fund shall be solely responsible for all other fees, costs or expenses of any kind reasonably incurred by FAS on its behalf pursuant to this Agreement and not expressly assumed by FAS under this Agreement, including without limitation postage and courier expenses, printing expenses, travel expenses, registration fees, filing fees, taxes, expenses for equipment, supplies and technology specially ordered by or for the Investment Company, fees of outside counsel (other than counsel sub-contracted with by FAS to perform services under this Agreement) and independent auditors, or other professional services, organizational expenses, insurance premiums, fees payable to persons who are not FAS’s employees, trade association dues, and other expenses properly payable by the Funds (“Out of Pocket Expenses”) provided that, any Out of Pocket Expenses incurred by FAS that are payable to or by an affiliate of FAS will not be duplicative of services to be provided by those affiliates under any other agreement with the Funds.”

(c) The Agreement is amended to by updating Article 5 as marked below:

“In addition to Out of Pocket Expenses, for the Administrative Services provided hereunder, excluding CFTC Rule 4.5 Administrative Services, the Investment Company hereby agrees to pay and FAS hereby agrees to accept as full compensation for ~~its~~ such services ~~rendered hereunder~~ a pro rata “Administrative Services Fee” at the annual rates set forth below on the average daily net assets of each Fund listed on Exhibit A to this Agreement; provided however, that no Administrative Services Fee will be charged for those Funds also listed on Exhibit B to this Agreement.

Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets over $20 billion

For purposes of calculating the applicable breakpoint under this Agreement, “Investment Complex” is defined as those Funds listed on Exhibit A to this Agreement but not also listed on Exhibit B.

In addition, for the CFTC Rule 4.5 Administrative Services provided hereunder, each Registered Fund agrees to pay and FAS hereby agrees to accept as full compensation for such services an annual “Administrative Service Charge” of $125,000 per Registered Fund.

The Administrative Services Fee, Administrative Services Charge and Out of Pocket Expenses attributable to each Fund shall be accrued by such Fund and paid to FAS no less frequently than monthly, and shall be paid daily upon request of FAS. For the payment period in which this Agreement becomes effective or terminates with respect to any Fund, there shall be an appropriate proration of Administrative Service Fee and Administrative Service Charge payments, on the basis of the number of days that this Agreement is in effect during the month. FAS will maintain detailed information about the Administrative Services Fee, Administrative Service Charge and Out of Pocket Expenses paid by each Fund.”

2.	No Other Amendments. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year firs written above.

INVESTMENT COMPANIES

(listed on Exhibit A to the Agreement)

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED ADMINISTRATIVE SERVICES

By: /s/ Peter J. Germain

Name: Peter J. Germain

Title: President